UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

1001 Calle Amanecer
San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

ReShape Lifesciences Inc. (the “Company”) held a special meeting of its stockholders on September 13, 2018. At the special meeting, the Company’s stockholders voted on each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with Securities and Exchange Commission and mailed to the Company’s stockholders on or about August 22, 2018. The Company’s stockholders approved Proposals 2, 3 and 4, which required the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote on that matter, but did not approve Proposal 1, which required the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote at the special meeting.

Proposal 1:

The Company’s stockholders did not approve a proposal to authorize the Company’s Board of Directors to amend the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding shares of common stock at a ratio of between 1-for-20 and 1-for-125, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,748,292	17,151,447	332,008	0

Proposal 2:

The Company’s stockholders authorized a potential offering of shares of the Company’s common stock, or securities convertible into or exercisable for shares of the Company’s common stock, representing more than 20% of the Company’s outstanding shares of common stock at the time of the offering, in accordance with Nasdaq Marketplace Rule 5635, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,736,692	4,041,172	365,175	26,088,708

Proposal 3:

The Company’s stockholders authorized an amendment to the Company’s outstanding warrants to purchase shares of common stock that were issued to investors in connection with its registered direct offerings completed in June, July and August 2018, in accordance with Nasdaq Marketplace Rule 5635, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,827,233	3,784,526	531,280	26,088,708

Proposal 4:

The Company’s stockholders approved one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to approve any of the proposals at the time of the special meeting or in the absence of a quorum, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,405,832	14,043,276	1,782,639	0

Item 8.01                                           Other Events

On September 14, 2018, the Company issued a press release announcing that it has commenced a public offering of shares of its common stock and warrants to purchase shares of its common stock. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated September 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

	By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer

Dated: September 14, 2018